2200 W. Airfield Drive - DFW Airport, TX 75261 Exhibit 10.2 THRYV HOLDINGS, INC. 2020 INCENTIVE AWARD PLAN PERFORMANCE AWARD AGREEMENT This Performance Award Agreement (this “Award Agreement”), dated as of the Grant Date set forth below, sets forth the terms and conditions of the grant by Thryv Holdings, Inc., a Delaware corporation (the “Company”) to the Participant (as set forth below) of a number of performance-based Restricted Stock Units (the “PSUs”) as set forth below (the “Award”) pursuant to the Company’s 2020 Incentive Award Plan, as may be amended from time to time (the “Plan”). The Award is subject to all of the terms and conditions set forth in this Award Agreement as well as in the Plan (the terms of which are incorporated herein by reference). Capitalized terms used in this Award Agreement and not defined herein have the meanings ascribed to them in the Plan. Name of Participant & ID: Grant Date: Target Number of PSUs: Performance Period: Vesting Schedule: Except as otherwise provided in the Award Agreement, the PSUs will vest and become nonforfeitable on the date the Committee certifies the achievement of the performance goal(s)s set forth in Appendix I attached hereto (the “Performance Goal(s)”) in accordance with this Award Agreement, subject to (a) the achievement of the minimum threshold Performance Goal(s)s for payout set forth in Appendix I and (b) the Participant’s Continuous Service from the Grant Date through the date that the Committee certifies the achievement of the Performance Goal(s)s. The number of PSUs that vest and become payable under this Award Agreement shall be determined by the Committee based on the level of achievement of the Performance Goal(s) set forth in Appendix I and shall be rounded to the nearest whole PSU. 1. Grant of PSU Award. (a) Grant. Pursuant to this Award Agreement, the Company hereby grants to the Participant an Award under the Plan of the total number of PSUs indicated above. The Award is being granted pursuant to the terms of the Plan.

2200 W. Airfield Drive - DFW Airport, TX 75261 (b) Consideration; Subject to Plan. The grant of the Award is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. 2. Performance Goal(s). (a) The number of PSUs earned by the Participant for the performance period set forth above (the “Performance Period”), if any, will be determined at the end of the Performance Period based on the level of achievement of the Performance Goal(s) in accordance with Appendix I. All determinations of whether performance goals have been achieved, the number of PSUs earned by the Participant, and all other matters related to this Section 2 shall be made by the Committee in its sole discretion. (b) Promptly following completion of the Performance Period (and in any event no later than 30 days following the end of the Performance Period), the Committee will review and certify in writing (i) whether, and to what extent, the Performance Goal(s) for the Performance Period have been achieved, and (ii) the number of PSUs that the Participant will earn, if any, subject to compliance with the requirements of Section 3. The Committee’s certification shall be final, conclusive and binding on the Participant, and on all other persons, to the maximum extent permitted by law. 3. Vesting; Termination of Continuous Service. Except as otherwise provided in this Section 3, the PSUs will become vested in such amounts and at such times as set forth above, and are subject to forfeiture until they vest. (a) Termination by the Company without Cause [or by the Participant for Good Reason] (no Change in Control) or due to Disability or Death. In the event the Participant’s Continuous Service is terminated by the Company without Cause [or by the Participant for Good Reason] and such termination does not occur within the period starting six months prior to a Change in Control and ending 12 months following a Change in Control (the “Change in Control Period”) or due to the Participant’s Disability or death, a pro rata portion of the unvested PSUs will remain in force and eligible to vest. Such pro rata portion shall be determined based on a fraction, (i) the numerator of which equals the number of days elapsed from the first day of the Performance Period through the date of such termination and (ii) the denominator of which equals the total number of days in the Performance Period. Except as provided in the preceding sentence, any PSUs that are unvested as of the date of termination shall be forfeited and canceled for no consideration. (b) Termination by the Company without Cause [or by the Participant for Good Reason] During the Change in Control Period. In the event the Participant’s Continuous Service is terminated by the Company without Cause [or by the Participant for Good Reason] during the Change in Control Period, the Participant will become vested as of the later of the date of such termination or the date of the Change in Control in the greater of (i) the number of PSUs that otherwise would have been earned at the end of the Performance Period assuming achievement of Target Performance Levels and (ii) if

2200 W. Airfield Drive - DFW Airport, TX 75261 determinable, the number of PSUs that otherwise would have been earned at the end of the Performance Period based on actual performance levels achieved. (c) Termination by Participant [other than for Good Reason]. In the event the Participant’s Continuous Service is terminated by the Participant [other than for Good Reason], all PSUs that are unvested as of the date of termination shall be forfeited and canceled for no consideration. Except as set forth in Section 10, any vested PSUs that have not been settled will be settled in accordance with Section 4 and the Participant will be eligible to retain all shares of Stock issued on settlement of PSUs under this Award. (d) Termination by the Company for Cause. In the event the Participant’s Continuous Service is terminated by the Company for Cause, all PSUs, including any PSUs that have vested but have not been settled, shall be forfeited and canceled for no consideration upon notification to the Participant of termination of the Participant’s Continuous Service for Cause, and any shares of Stock received upon settlement of any PSUs under this Award Agreement will be subject to claw-back by the Company. If the Participant is under investigation for a potential “for Cause” termination, all of the Participant’s rights under the Award, including the right to vesting or settlement of any PSUs, shall be suspended during the investigation period and the Participant shall not be permitted to receive treatment consistent with another type of termination of Continuous Service prior to the conclusion of the investigation. Accordingly, the forfeiture and claw-back provisions above will remain in force until such time as the Committee determines whether to terminate the Participant’s Continuous Service for Cause and cause any unvested PSUs to be forfeited and any shares of Stock received upon settlement of any PSUs under this Award Agreement that previously vested to be subject to claw-back. (e) Accelerated Vesting on Change in Control if Award not Assumed or Substituted. In the event there is a Change in Control and the surviving, successor or transferee corporation fails to either assume the Award or provide for substitution of a comparable award, then the Participant will become vested immediately prior to the Change in Control in the greater of (i) the number of PSUs that otherwise would have been earned at the end of the Performance Period assuming achievement of Target Performance Levels and (ii) if determinable, the number of PSUs that otherwise would have been earned at the end of the Performance Period based on actual performance levels achieved. (f) Committee Determinations. The Committee shall have absolute discretion to determine the date and circumstances of termination of the Participant’s Continuous Service for purposes of the Award, and its determination shall be final, conclusive and binding upon the Participant and all other persons. 4. Settlement. Subject to the terms of this Award Agreement, upon vesting of any of the PSUs the Company shall deliver to the Participant one share of Stock for each such vested PSU as soon as reasonably practicable after the vesting date, and in any event no later than the 30th day after the vesting date. Upon delivery, such shares of Stock shall be fully assignable, saleable and transferable by the Participant, provided that any such assignment, sale, transfer or other alienation with respect to such shares of Stock shall be in accordance with applicable securities laws and Company policies.

2200 W. Airfield Drive - DFW Airport, TX 75261 5. Stock Ownership and Retention. Notwithstanding anything in this Award Agreement to the contrary, this Award and any shares of Stock issued in respect of PSUs pursuant to the Award shall be subject to the stock ownership and retention guidelines set forth in Exhibit A, which shall be considered a part of this Award Agreement. 6. Securities Law Compliance. The grant of this Award and the issuance and transfer of shares of Stock underlying the PSUs on settlement thereof shall be subject to compliance by the Company and the Participant with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Stock may be listed at the time of such issuance or transfer. In no event may shares of Stock be issued or transferred on settlement of PSUs unless the shares of Stock to be issued are then registered under the Securities Act or, if not registered, the Company has determined that the issuance of the shares of Stock would be exempt from the registration requirements of the Securities Act. 7. Stop Transfer Instructions. To ensure compliance with the restrictions imposed by this Award Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. 8. Withholding; Taxes. As a condition to settlement of the PSUs, the Participant will be required to pay any applicable federal, state or local withholding tax liability in respect of the PSUs. If the Participant is an Employee on the Grant Date or the Award is contingent on the Participant becoming an Employee, the Participant’s tax withholding obligation shall be satisfied by the Company withholding from the shares otherwise deliverable to the Participant such number of shares of Stock having an aggregate Fair Market Value equal to the statutory withholding obligation of the Company, provided that the Participant may elect to satisfy the tax-withholding obligation in cash or by check. Any fractional share amounts resulting from the foregoing shall be settled in cash. The Participant is ultimately liable and responsible for all taxes owed in connection with this Award, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with this Award. 9. Restrictions. Except to the extent otherwise permitted and approved by the Committee (after taking into account applicable securities laws), the PSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred by the Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall result in such PSUs being automatically cancelled by the Company. In such case, all of the Participant’s rights to the PSUs shall immediately terminate. 10. Restrictive Covenants. (a) Without limiting any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be a party, as an inducement to

2200 W. Airfield Drive - DFW Airport, TX 75261 the Company to enter into this Award Agreement, the Participant represents to, and covenants with or in favor of, the Company that the Participant will comply with all of the restrictive covenants set out in the Addendum to this Award Agreement (the “Restrictive Covenants”), which shall be considered a part of this Agreement, as a condition to the Company’s obligation to provide the PSUs to the Participant under the Award or to settle the PSUs. (b) In the event the Participant violates any of the Restrictive Covenants, in addition to any other remedy that may be available at law or in equity, all PSUs, including any PSUs that have vested but have not been settled, shall be forfeited and canceled for no consideration as of the date on which such violation first occurs, and any shares of Stock received upon settlement of PSUs under the Award will be subject to claw-back by the Company. The foregoing rights and remedies are in addition to any other rights and remedies that may be available to the Company and shall not prevent (and the Participant shall not assert that they shall prevent) the Company from bringing one or more actions in any applicable jurisdiction to recover damages as a result of the Participant’s breach of any of the Restrictive Covenants. 11. Adjustment in Certain Events. The PSUs, and the shares of Stock underlying the PSUs, may be adjusted or terminated in any manner as contemplated by Section 9(d) of the Plan. 12. No Guarantee of Continued Service. The grant of this Award does not constitute an assurance of continued service for any period or in any way interfere with the Company’s right to terminate the Participant’s Continuous Service or to change the terms and conditions of the Participant’s Continuous Service. 13. Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Company at its principal office (currently 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, TX 75261; Attention: Jennifer Sloan, Director, Total Rewards) with a copy emailed to the attention of Jennifer Sloan, Director, Total Rewards (Jennifer.sloan@thryv.com), and to the Participant at the address reflected or last reflected on the records of the Company. Any notice shall be enclosed in a properly sealed and addressed envelope, registered or certified, and deposited (postage and registry or certification fee prepaid) in a government post office of mailbox or sent by nationally recognized overnight courier, and a copy of such notice shall be emailed. Any such notice shall be given only when received, but if the Participant is no longer providing services to the Company, the notice shall be deemed to have been duly given five business days after the date mailed in accordance with this Section 13 (or, if sent for overnight delivery by a nationally recognized overnight courier, on the next business day). 14. Plan. The Award and all of the Participant’s rights under this Award Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Award Agreement. The Participant acknowledges having read the Plan and this Award Agreement. If any of the terms of this Award Agreement conflict with the terms of the Plan, the terms of the Plan shall be controlling.

2200 W. Airfield Drive - DFW Airport, TX 75261 15. Administration. The Committee has the sole power to interpret the Plan and this Award Agreement and to act upon all matters relating to Awards granted under the Plan. Any decision, determination, interpretation, or other action taken pursuant to the provisions of the Plan by the Committee shall be final, binding, and conclusive. 16. Section 409A. This Award Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Award Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code. 17. Entire Agreement; Amendment. (a) This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. (b) The Committee may from time to time amend the terms of this Award Agreement or the rules and regulations governing this Award Agreement in accordance with the terms of the Plan in effect at the time of such amendment, but no amendment which is unfavorable to the Participant can be made without the Participant’s written consent. The Plan is of unlimited duration, but may be amended, terminated or discontinued by the Board at any time. However, no amendment, termination or discontinuance of the Plan will unfavorably affect this Award. 18. Effect of this Award Agreement. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Company. 19. Governing Law; Arbitration; Severability; Miscellaneous. (a) Governing Law. This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law principles thereof that would give effect to the law of another state. (b) Construction. The language of all parts of the Plan and the Award Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties. There are no other representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to this Award which are not fully expressed herein. If a court of competent jurisdiction determines that any provision of this Award Agreement, including the Restrictive Covenants, is unenforceable or overbroad, the parties agree that they shall ask the court to modify, or “blue pencil,” such provision to allow for enforcement to the fullest extent permitted by law.

2200 W. Airfield Drive - DFW Airport, TX 75261 (c) Limited Rights. The Participant shall have no rights as a stockholder of the Company with respect to the PSUs and no entitlement to the privileges of ownership in respect of shares of Stock underlying the PSUs until such shares have been delivered to the Participant. The Participant’s rights with respect to the shares of Stock delivered upon settlement of the Award after the date of such issuance are subject to the terms and conditions set forth herein. (d) Severability. If it is determined that any portion of this Award Agreement, including the Restrictive Covenants, or the Plan is in violation of any statute or public policy, then only the portions of the Award Agreement or the Plan, as applicable, that violate such statute or public policy shall be stricken, and all portions of the Award Agreement and the Plan that do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of the Award Agreement or the Plan should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder. (e) Counterparts. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. (f) Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof. (g) Death or Disability. References herein to obligations applicable to the Participant (excluding, for purposes of clarity, the requirement that all services that are a precondition to vesting of the Award be performed by the Participant) shall include references to the Participant’s Beneficiary or personal representative if the Participant dies or becomes incapacitated. (h) Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein. (i) Data Privacy. The Participant expressly consent to the collection, use and transfer, in electronic or other form, of the Participant’s Data by and among the Company, its Subsidiaries and Affiliates, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing participation in the Plan, as further described in Section 9(u) of the Plan. Through acceptance of the Award, the Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates and Subsidiaries or the Participant may elect to deposit any shares of Stock. The Company may cancel the Participant’s ability

2200 W. Airfield Drive - DFW Airport, TX 75261 to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. If the Participant is a citizen or resident of Australia, the Participant consent to the disclosure of the Participant’s Data under this Section 19(i) includes disclosure to overseas recipients (including persons located in the United States of America and elsewhere). The Participant acknowledges that, by consenting to such disclosures, Australian Privacy Principle 8.1 will not apply to the disclosure and as a result the Company or any of its Subsidiaries or Affiliates (as applicable) will not be accountable under the Privacy Act 1988 (Commonwealth) (the “Australian Privacy Act”) and the Participant may not be able to seek redress under the Australian Privacy Act in respect of this Data. 20. Confidentiality. As partial consideration for the granting of the Award hereunder, the Participant hereby agrees to keep confidential all information and knowledge, except that which has been disclosed in any public filings required by law, that the Participant has relating to the terms and conditions of this Agreement. However, such information may be disclosed as required by law and may be given in confidence to the Participant’s spouse and legal, tax and financial advisors. In the event any breach of this promise comes to the attention of the Company, it shall take into consideration that breach in determining whether to recommend the grant of any future similar award to the Participant, as a factor weighing against the advisability of granting any such future award to the Participant. 21. Insider Trading Policy. As a reminder you are required to comply with our Insider Trading Policy. This includes not trading in Thryv securities if you are aware of any material nonpublic information related to Thryv, regardless of your job level in the Company. If you are deemed as a “Covered Person” you must also always obtain pre-clearance from Lesley Bolger, Chief Legal Officer & HR. [Signature page follows]

2200 W. Airfield Drive - DFW Airport, TX 75261 IN WITNESS WHEREOF, the parties hereto have executed this Performance Stock Unit Award Agreement as of the date first set forth above. THRYV HOLDINGS, INC. Name: Paul Rouse Title: Chief Financial Officer & Treasurer PARTICIPANT Signature: Name: Date:

2200 W. Airfield Drive - DFW Airport, TX 75261 APPENDIX I Performance Measures The number of PSUs that may be earned shall be based on the following metrics: o Relative Total Shareholder Return (“rTSR”), weighted at 30% • Company performance measured against the Performance Peer Group (defined below) o Absolute Total Shareholder Return (“aTSR”), weighted at 30% o SaaS Revenue Growth, weighted at 40% Determining PSUs Earned Except as otherwise set forth in the Plan or the Award Agreement, the number of PSUs earned with respect to the Performance Period will be determined as follows: Threshold Target Maximum Measure Performance Earned (% of Target) Performance Earned (% of Target) Performance Earned (% of Target) rTSR 50% 100% 150% aTSR SaaS Revenue CAGR The percentage earned for each measure shall be 0% for performance below the Threshold Performance Level. For performance between two Performance Levels as set forth above, the percentage earned for each measure shall be determined by straight line interpolation between the percentages set forth above for such Performance Levels. For purposes of this Appendix I, the “Performance Peer Group” means the following [#] companies: